AETOS CAPITAL

Product Name:  Aetos Capital Conservative Portfolio
               As of May 31, 2005

Product Description: A tactically allocated portfolio composed of Aetos
                     Capital's four SEC-registered Funds, designed to provide U.S. and Offshore investors a consistent absolute return with lower volatility versus traditional markets. This portfolio incorporates a fundamentally based investment process with a disciplined approach to strategy allocation, manager selection and portfolio monitoring where risk management is integrated in every step. This portfolio is constructed by developing forward-looking views of each strategy through fundamental and macroeconomic research, identifying the key drivers of strategy performance, and setting lower risk/return objectives.

Total Firm Assets1:  $3,042MM

Total FoHF Assets:   $1,970MM

Total Strategy Assets2: $1,234MM -- Separate Accounts
                        $727MM -- Funds/Portfolios
                        $1,031MM -- Portable Alpha3

Auditor:                PricewaterhouseCoopers, LLP

Custodian:              SEI Private Trust Company, Inc.


Current Target Allocation4

A pie chart is depicted here with the following pieces:

Distressed Fund: 0%
Market Neutral Fund: 20%
Long/Short Fund: 20%
Multi-Strategy Arbitrage Fund: 60%

Terms5

Management Fee            1.00% (0.75% on investments of $25mm+)
Performance Fee           10.0%
Hurdle Rate               T-bills
High Water Mark           Yes
Minimum Investment        $1 Million
Contributions             Monthly
Lock-Up                   1 Year
Redemptions               Quarterly
Notice Period             60 Days

                  Average                              Beta:
                  Annualized Standard  Sharpe Largest  Lehman  Beta
                  Return     Deviation Ratio  Drawdown Agg.    S&P 500

Aetos Capital
Conservative Portfolio    5.91%      2.02%      2.21   -0.53%   0.16   0.05

Lehman Agg. Bond
Composite Index           4.98%      4.28%      0.82   -2.44%     -      -

Investment Performance6 (US$)

                            2005           2004             2003          2002
January                     0.55%        1.29%            1.05%          --
February                    1.00%        0.46%            0.32%          --
March                       0.23%        0.01%            0.40%          --
April                      -0.23%       -0.56%            1.09%          --
May                         0.53%       -0.19%            1.97%          --
June                          --         0.22%            0.79%          --
July                          --        -0.27%           -0.54%          --
August                        --         0.06%            0.43%          --
September                     --         0.32%            1.20%         -0.32%
October                       --         0.03%            0.76%          0.12%
November                      --         1.21%            0.95%          0.57%
December                      --         0.72%            0.71%          1.02%
Year to Date                2.10%        3.33%            9.49%          1.38%
Annual Standard Deviation     --         2.10%            1.96%          --

Chief Investment Officer:
Anne Casscells-Menlo Park, CA

For More Information Please Contact: Andrea Bollyky (212) 201-2518 abollyky@aetoscapital.com

                                      David Tonkovich (212) 201-2532
dtonkovich@aetoscapital.com

                      Aetos Capital:  Portfolios and Products

Assets Under Management:
1Total Firm Assets = Aetos Absolute Return - $1,970MM
                     Aetos Fund Advisory - $332MM
                     Aetos Real Estate - $740MM

2Aetos Capital currently offers the following hedge fund of funds strategies to our clients:
Aetos Funds: SEC-registered, strategy-specific hedge fund of funds:
Aetos Capital Multi-Strategy Arbitrage Fund
Aetos Capital Distressed Investment Strategies Fund
Aetos Capital Long/Short Strategies Fund
Aetos Capital Market Neutral Strategies Fund

Aetos Portfolios: Tactical allocations to the Funds managed to specific return and volatility targets:
Aetos Capital Conservative Portfolio (lower volatility)
Aetos Capital Balanced Portfolio (moderate volatility)
Aetos Capital Growth Portfolio (higher volatility)

Custom Portfolios: Customized allocations to the Funds managed to client-specific return and volatility targets

Separate Accounts: Direct investments made in the client's name with underlying managers

Portable Alpha Mandates: Can utilize both commingled vehicles and separate accounts

3These assets are also included in the count for Funds and Portfolios and the Separate Accounts where relevant for portable alpha mandates which utilize hedge fund of funds.

4Historical Allocations:

Depicted here is a bar graph with the following dates on the bottom of the graph: Dec-02, Dec-03, Mar-04, Jun-04, Sep-04, Dec-04, Mar-05 and May-05. On the left-hand side of the graph are the percentages 0 through 100%. The bar is located between 65% and 80% for all percentages for all time periods for the four Aetos Capital Funds.

5Terms:
     Standard terms associated with an investment in the Funds through the investment program described in the prospectuses

6Investment Performance:

The Conservative Portfolio is a model portfolio/asset allocation program. This Portfolio may not reflect an investor's actual portfolio as actual portfolios reflect each investor's own objectives and risk tolerances. The performance of the Portfolio is based on the weighted performance over the respective periods of the Aetos Capital SEC-Registered Funds, weighted according to the allocations in effect during the periods for the Portfolio as indicated above. Performance figures shown are net of investment advisory and performance fees of 1.00% of assets annually and 10% of profits above the three month Treasury bill return, respectively, the maximum level of fees charged by Aetos to any account. The returns also reflect Fund level expenses, some of which have been waived and/or reimbursed by the Investment Adviser.
Returns would have been lower without such waivers and reimbursements. Past performance is not indicative of future returns.

Absolute return investing involves substantial risks, including the risk of loss of invested capital. Absolute return investments are typically made through investments in illiquid, unregulated investment funds that employ sophisticated investment techniques, often involving derivatives and leverage, in a wide range of financial instruments and markets. These investments entail a wide variety of risks, which remain substantial notwithstanding the risk management practices we employ in selecting and monitoring funds we invest in.

Prospective investors should consider these risks, and the charges and expenses discussed above carefully before investing. The prospectus contains this and other information; a free copy of the prospectus may be obtained by calling 212-201-2540. Please read the prospectus carefully before investing.

  Aetos Capital, LLC - 875 Third Avenue - New York, NY 10022 - (212) 201-2509 Aetos Alternatives Management, LLC - 2180 Sand Hill Road - Menlo Park, CA 94025
                                    (650) 234-1860